John Hancock Capital Series

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Investment Trust III

John Hancock Funds II

Supplement dated January 3, 2014 to the current Statement of Additional Information, as may be supplemented from time to time.

Effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this change will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock funds complex. For Class A shares, certain funds within the John Hancock fund complex have different CDSC rates and holding schedules and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.